UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

Gevo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310
Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 4, 2021, Gevo, Inc. (the “Company”) and Trafigura Trading LLC (“Trafigura” and, together with the Company, the “Parties” and, each, a “Party”) entered into Amendment No. 1 (the “Amendment”) to the Renewable Hydrocarbons Purchase and Sale Agreement, dated August 14, 2020, by and between the Company and Trafigura (as amended by the Amendment, the “Agreement”), pursuant to which the Company agreed, subject to the terms and conditions set forth in the Agreement, to supply renewable hydrocarbons to Trafigura. The Parties entered into the Amendment to extend the deadline for the satisfaction of the Conditions Precedent (as defined in the Agreement) by the Company from December 31, 2021 to June 30, 2022. The Conditions Precedent include, but are not limited to, the Company securing initial financing for the construction of the Production Facility (as defined in the Agreement) and the Company having entered into engineering, procurement, and construction agreements for the construction of the Production Facility, in form and substance reasonably satisfactory to the Company.

The foregoing description of the Agreement (including the Amendment) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1†	Renewable Hydrocarbons Purchase and Sale Agreement, dated August 14, 2020, by and between Gevo, Inc. and Trafigura Trading LLC.
10.2	Amendment No. 1 to Renewable Hydrocarbons Purchase and Sale Agreement, dated October 4, 2021, by and between Gevo, Inc. and Trafigura Trading LLC.
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

†Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: October 6, 2021	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
Vice President - General Counsel and Secretary